Exhibit 10.1

AMENDMENT NO. 3 TO
AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT
BY AND BETWEEN
ASCENSION HEALTH AND R1 RCM INC.

This Amendment No. 3 to the Master Professional Services Agreement (this “Amendment”) by and between Ascension Health (“Ascension Health”) and R1 RCM Inc. (formerly known as Accretive Health, Inc.) (“R1”) is entered into effective this 5th day of July, 2018 (the “Amendment Effective Date”). Ascension Health and R1 are sometimes referred to in herein as a “Party” or collectively as the “Parties”. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the MPSA (as defined below).
WHEREAS, Ascension Health and R1 entered into that certain Amended and Restated Master Professional Services Agreement dated February 16, 2016, as amended (the “MPSA”); and
WHEREAS, Ascension Health and Supplier desire to revise the calculation of the Base Fee set out in the MPSA to create a single Base Fee which will apply to all Steady State Eligible Recipients (as defined below), which will be calculated using the Base Fee components set forth in the Existing Supplements, the Supplements for each of the Additional Book Eligible Recipients that are Steady State Eligible Recipients and Supplement A-01 to the MPSA (“NRIT Supplement”);
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

I.	Base Fee for Dependent Services. Effective as of July 1, 2018, Exhibit 4-A to the MPSA is hereby amended as follows:

a.	Sections 1.1 and 1.2 of Exhibit 4-A are hereby deleted in their entirety and replaced with the following:

“For Supplier’s provision of Dependent Services to the Eligible Recipients, Ascension Health will pay to Supplier a base fee (the “Base Fee”), which Base Fee shall be comprised of:

1.1	a single [**] fee with respect to the Steady State Eligible Recipients, which will be calculated in the aggregate (to be invoiced in accordance with Exhibit 4-D) equal to the product of:

(i)	the sum of the [**]-Month Rolling Average Cash Collections with respect to such month for all of the Steady State Eligible Recipients in the aggregate,

multiplied by

(ii)	the result of:

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

a.	the Blended Ascension Cost to Collect Factor (as defined in Section 1.3(vii))

minus

b.	[**];

(the portion of the Base Fee described in this Section 1.1, the “Steady State Base Fee”)

and

1.2
with respect to each Additional Book Eligible Recipient that is not a Steady State Eligible Recipient that has commenced receiving Dependent Services from Supplier, a [**] fee (to be invoiced in accordance with Exhibit 4-D) equal to the product of:

(i)	the [**]-Month Rolling Average Cash Collections with respect to such month for such Additional Book Eligible Recipient,

multiplied by

(ii)	the result of:

a.	the Additional Book Cost to Collect Factor (as defined in Section 3.2) applicable to such Additional Book Eligible Recipient,

minus

b.	[**].

It is the intent of the Parties to commence Dependent Services on the first day of any month; however, in the event any Dependent Services do not start on the first of a month, the Parties shall account for any proration in the Base Fees in accordance with Section 11.1(c) of the MPSA.”

b.	Section 1.3(ii) of Exhibit 4-A is hereby deleted in its entirety and replaced with the following:

“(ii)    “[**]-Month Rolling Average Cash Collections” means, with respect to an Eligible Recipient, the average for [**] Cash Collections received by such Eligible Recipient based on the Cash Collections during the [**]-month period that ends [**] prior to the [**] that includes the [**] for which the Base Fee is payable.
For example, to calculate the Base Fee for [**], the [**]-Month Rolling Average Cash Collections attributable to an Eligible Recipient would equal the [**] Cash Collections received by such Eligible Recipient in [**].”

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

c.	The following definitions are hereby added to Section 1.3 of Exhibit 4-A:

“(vi)    “Ascension Health Fiscal Year” means the twelve-month period ending on June 30th of any calendar year. For example, Ascension Health Fiscal Year 2019 is the period from July 1, 2018 through June 30, 2019.
(vii)    “Steady State Eligible Recipient” means, in any given Ascension Health Fiscal Year, (a) Columbia St. Mary’s, Ministry (MHS) and Wheaton Franciscan Healthcare (collectively, “Ascension Wisconsin”), (b) each of the Current Book Eligible Recipients, and (c) each of the Additional Book Eligible Recipients and New ABMs for which the Tranche End Date has occurred prior to the first day of such Ascension Health Fiscal Year. For clarity, Ascension Wisconsin will be treated as a single Eligible Recipient for purposes of calculating the Base Fee.
(viii)    “Blended Ascension Cost to Collect Factor” means, for a particular Ascension Health Fiscal Year, the result of:
(x) the sum of the results, for each of the Steady State Eligible Recipients (in the aggregate), of:
the product of:
(i) Cash Collections received by such Steady State Eligible Recipient during the Blended Ascension Cost to Collect Factor Cash Collection Period,
multiplied by
(ii) the sum of: (A) the Current Book Cost to Collect Factor, the Additional Book Cost to Collect Factor, or the Ascension Wisconsin Cost to Collect Factor, as applicable for such Steady State Eligible Recipient, plus (B) the HIM Cash Collection Factor (as defined in the NRIT Supplement), if applicable, plus (C) the NRIT Cash Collection Factor (as defined in the NRIT Supplement), if applicable,
(the intermediate result described in this subpart “x”, the “Composite Base Fee”)
divided by
(y) the sum of Cash Collections received for all such Steady State Eligible Recipients (in the aggregate) during the Blended Ascension Cost to Collect Factor Cash Collection Period.
(ix)    “Blended Ascension Cost to Collect Factor Cash Collection Period” means, for purposes of calculating the Blended Ascension Cost to Collect Factor for a particular Ascension Health Fiscal Year [**].”

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

d.	The first sentence of the third paragraph of Section 2.1 of Exhibit 4-A is hereby deleted in its entirety and replaced with the following:

“For the avoidance of doubt, the Current Book Cost to Collect Factor for each Current Book Eligible Recipient that will be used to determine the Blended Ascension Cost to Collect Factor for the Base Fee calculation in Section 1.1 as of July 1, 2018 shall equal the sum of:

(i)	the applicable Initial Current Book Cost to Collect Factor, and

(ii)
the aggregated value of all CB Adjustments (as defined in Section 2.2) for the applicable Current Book Eligible Recipient, as approved by the Cost Board in connection with the applicable CB Re-Assessment.

e.	The first sentence of the third paragraph of Section 3.2 of Exhibit 4-A is hereby deleted in its entirety and replaced with the following:

“The Additional Book Cost to Collect Factor for each Additional Book Eligible Recipient that will be (i) for Additional Book Eligible Recipients that are Steady State Eligible Recipients, used to determine the Blended Ascension Cost to Collect Factor for the Base Fee calculation in Section 1.1, and (ii) for all other Additional Book Eligible Recipients, used in the Base Fee calculation in Section 1.2, shall equal the sum of:

(i)	the applicable initial Additional Book Cost to Collect Factor, and

(ii)
the aggregated value of all AB Adjustments (as defined in Section 3.4) for the applicable Additional Book Eligible Recipient, as approved by the Cost Board in connection with the applicable AB Re-Assessment.”

f.	A new Section 4.3 to Exhibit 4-A is hereby added as follows:

4.3 The foregoing Base Fee reductions will be accounted for in the Parties’ calculation of the Blended Ascension Cost to Collect Factor prior to each Ascension Health Fiscal Year in which such Base Fee reduction will apply. Each such Base Fee reduction will apply only to the portion of the Steady State Base Fee attributable to the Eligible Recipient that will receive the applicable reduction and will be weighted to account for the effective date of such reduction during the upcoming Ascension Health Fiscal Year. The reductions will be applied based on the result, for such Steady State Eligible Recipient, of:
(x) the product of
(1) the Current Book Cost to Collect Factor, the Additional Book Cost to Collect Factor, or the Ascension Wisconsin Cost to Collect Factor, as applicable for such Steady State Eligible Recipient, multiplied by

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

(2) Cash Collections received by such Steady State Eligible Recipient during the most recently completed Ascension Health Fiscal Year, divided by
(y) the Composite Base Fee.

g.	The following is hereby added as Section 6 (Blended Base Fee) of Exhibit 4-A:

“6.1 In accordance with the provisions set forth above, for Ascension Health Fiscal Year 2019, the Blended Ascension Cost to Collect Factor shall equal [**].

6.2
Timing of Calculations. The Blended Ascension Cost to Collect Factor for each Ascension Health Fiscal Year will be calculated no later than January 31 of the immediately preceding Ascension Health Fiscal Year and will be fixed for the entirety of the upcoming Ascension Health Fiscal Year; provided that the Parties will re-calculate the Blended Ascension Cost to Collect Factor after it is fixed on a particular January 31 in the event that: (1) the Parties amend the Current Book Cost to Collect Factor, the Additional Book Cost to Collect Factor, the Ascension Wisconsin Cost to Collect Factor, the HIM Cash Collection Factor or the NRIT Cash Collection Factor, as applicable or (2) Ascension Health divests or sells a Steady State Eligible Recipient during such Ascension Health Fiscal Year. For clarity, the allocation of expenses that apply under the Supplement applicable to each Steady State Eligible Recipient or any other agreement between the Parties [**] will continue to apply pursuant to the terms of the particular Supplement or agreement, but will be aggregated for each Steady State Base Fee invoice provided in accordance with Exhibit 4-D.

II.	Base Fee Invoice. Effective as of July 1, 2018, Exhibit 4-D is hereby amended as follows:

The second sentence of Section 1(a) of Exhibit 4-D is hereby deleted in its entirety and replaced with the following sentence:

“Supplier shall provide Ascension Health with an invoice for the Base Fee fifteen (15) days before the first day of each quarter in which the Services are to be provided.”

III.	Calculation of Service Level Credits. Effective as of July 1, 2018, Exhibit 3 is hereby amended as follows:

Sections 7.3 and 7.4 of Exhibit 3 are hereby deleted in their entirety and replaced with the following:

7.3
“If Supplier’s performance for a Service Level does not achieve the Target Level in a Measurement Window, resulting in a Service Level Default for such Service Level, then Supplier shall apply a Service Level Credit for the applicable Eligible Recipient equal to the product of:

(i)	The quotient of:

a.	[**] percent ([**]%),

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

divided by

b.
the number of Service Levels with respect to such Eligible Recipient that have commenced their respective Service Level Effective Date and for which this Exhibit contains both a metric (in Article 3) and a target (in Article 4), multiplied by

(ii)	(A) with respect to Steady State Eligible Recipients, the portion of the Steady State Base Fee attributable to such Eligible Recipient based on

(x) the product of:
(1) the Current Book Cost to Collect Factor, the Additional Book Cost to Collect Factor, or the Ascension Wisconsin Cost to Collect Factor, as applicable for such Steady State Eligible Recipient, multiplied by
(2) Cash Collections received by such Steady State Eligible Recipient during the most recently completed Ascension Health Fiscal Year, divided by
(y) the Composite Base Fee.
or
(B) with respect to any other Eligible Recipient, the Base Fee with respect to such Eligible Recipient for such Measurement Window, in each case, which Service Level Credit shall be applied on the first day of the second month following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the first quarter Measurement Window) for such Service Level Default.

7.4
If more than one Service Level has experienced a Service Level Default for a Measurement Window with respect to an Eligible Recipient, Supplier will apply the sum of the Service Level Credit amounts for each of the Service Levels with respect to such Eligible Recipient that had Service Level Defaults during such Measurement Window in the same manner as described in Section 7.3 above. There shall be, with respect to each Eligible Recipient, up to [**] percent ([**]%) of the portion of the Base Fee attributable to such Eligible Recipient (calculated as set forth in Section 7.3) at risk with respect to such Measurement Window (and Supplier shall in no event be liable for Service Level Credits in excess of such at risk amount).”

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

IV.	Counterparts. This Amendment may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties.

[signature page follows]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment effective as of the Amendment Effective Date, first indicated above.

Ascension Health	R1 RCM Inc.
By: /s/ Rhonda C. Anderson Name: Rhonda C. Anderson Title: SVP & CFO Ascension Healthcare	By: /s/ John Sparby Name: John Sparby Title: EVP Customer Operations, R1 RCM

[Signature Page to Amendment No. 3]
[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.